CENTURY CAPITAL MANAGEMENT    Investing for
                              Long Term
[graphic omitted]             Growth and Income
                              Since 1928

                              [logo]
                              CENTURY

                              CENTURY
                              SHARES
                              TRUST


                                SEVENTY-THIRD
                                ANNUAL REPORT
                            DECEMBER 31, 2000

CENTURY
SHARES TRUST

TRUSTEES

Allan W. Fulkerson, Chairman
William O. Bailey
John E. Beard
William W. Dyer, Jr.
Davis R. Fulkerson
Ernest E. Monrad
Michael J. Poulos
Jerry S. Rosenbloom
Alexander L. Thorndike


INVESTMENT ADVISER
Century Capital Management, Inc.

AUDITORS
Deloitte & Touche LLP

LEGAL COUNSEL
Palmer & Dodge LLP

CUSTODIAN
State Street Bank & Trust Co.

TRANSFER AGENT
Boston Financial Data Services, Inc.

DISTRIBUTOR
Forum Fund Services, LLC

TELEPHONE
617-482-3060  800-321-1928
Shareholder Hotline
800-303-1928

www.centuryfunds.com

--------------------------------

Century Shares Trust's investment
results as of December 31, 2000:

Average Annual Total Return

   1 Year          37.44%
   5 Years         17.78%
   10 Years        17.23%
   20 Years        16.14%

Past performance is no guarantee of future results. For additional performance information please see page 7.


DEAR FELLOW SHAREHOLDERS

We closed the year 2000 with your Trust posting +37.44% total return, a strong absolute and relative performance ~versus a decline of ( 9.10%) for the S & P 500 Index and a gain of +0.39% for the Lipper Growth & Income Fund Index. The year also marked completion of the first year for Century Small Cap Select Fund, which achieved outstanding performance in the small-cap fund category.

Many investors are concerned that the market's erratic behavior and domination by large institutional investors leaves no place for them. In my view, the volatility caused by speculation on the part of some money managers creates opportunities for those investors who stick to historically successful long-term philosophies. What I have found enduring over the years is to own the best businesses, to invest in the best people, and to focus on quality, consistency, and profitability. Changes in the market highlight why investing for the long-term will continue to be Century's focus.

As discussed in prior reports, the Trust's adviser has been adding depth and breadth to its staff of investment professionals. Your Chief Investment Officer, Lanny Thorndike, has built a very capable team over the past two years as three equity analysts have joined our excellent research staff: Craig Piccirillo, Greg DiMarzio and our newest analyst, Joanna Wald. The following pages discuss the focus of our analytical efforts, the portfolio decision process and our efforts to ~produce long-term investment results.

                  Respectfully submitted,

              /s/ Allan W. Fulkerson

                  Allan W. Fulkerson
                  Chairman
                  February 5, 2001

TRUST OUTPERFORMS INDICES

Century Shares Trust       37.44%
S&P 500                    -9.10%
Lipper G & I Fund Index    0.39%

All data for the year ending 12/31/00, for information about these indices and additional performance information, please see page 7.

THE YEAR 2000 IN REVIEW
It was a year which rewarded the Trust's shareholders for our longheld discipline of growth investing in value-oriented industries. Over the course of the year the Trust's assets rose from $309.6M to $417.6M. As we noted in the semi-annual report, we continue to see a shift in market sentiment away from "momentum" (revenue growth-at-any-cost) and eCommerce "concept" stocks. This change in sentiment has resulted in an increased focus on the quality and predictability of company earnings. Renewed emphasis on the sustainable quality of cash flows, earnings and intrinsic value should benefit valuations of the Trust's portfolio companies to the extent operating results continue to improve over the next year, and we believe they will.

WHAT DO YOU THINK CONTRIBUTED TO THE TRUST'S STRONG PERFORMANCE VERSUS THE OVERALL MARKET?
Until March of 2000, we witnessed a tremendous sell-off in financial services stocks as the technology investing frenzy reached its peak. Many attractive "franchise" companies traded at historically low valuations that overlooked the imbedded growth and profitability our analysts were uncovering. In ~retrospect, our buy and sell discipline, combined ~with a focus on seeking to own innovative leaders in our industries proved to be the largest contributors to the Trust's strong performance in 2000. We took advantage of this anomaly and positioned the Trust to gain from this rare opportunity to capture values that the equity market was ignoring.

After several years of strong economic growth, the U.S. economy is slowing as a result of higher energy and labor prices and a deceleration in consumer and technology spending. This slowdown has placed a greater value on the predictability of earnings and each company's business "franchise". As we shall ~discuss in this report, we believe this increased emphasis on fundamentals is likely to benefit your Trust's holdings.

HOW DO THE TRUST'S INVESTMENT FUNDAMENTALS LOOK GOING FORWARD?
Today, we are finding that our portfolio companies seem to be 1) growing faster than the overall market and 2) attractively valued from both an absolute and relative standpoint as shown in the table below.

--------------------------------------------------------------------------------
                         ATTRACTIVE VALUATION POTENTIAL
--------------------------------------------------------------------------------
                                                  CST         S&P 500
EARNINGS GROWTH AND VALUATION:
2001 Est. Price to earnings (P/E) Ratio:          18x            21x
2001 Est. earnings growth:                        17%             4%
                                                -----          -----
2001 P/E to Growth Rate (PEG~Ratio):            1.06x          5.25x

SOURCE: Bloomberg, StockVal and CCM Research. February 2001.
--------------------------------------------------------------------------------

While expectations may need to be tempered, we are nonetheless encouraged by the prospective earnings growth estimates (by Wall Street and our analysts) for the companies held by the Trust. Based on the earnings estimates discussed above, we believe the Trust's holdings have the potential to double their earnings per share growth rate during 2001 to 17.5%, while the S&P 500 estimated earnings growth rate is anticipated to drop over 50% from 10.4% in 2000 to 4.1% in 2001. We believe this presents a favorable risk/reward tradeoff for many of our companies and a return to the historical earnings growth produced by the Trust's holdings over long investing periods. Looking at the Trust's portfolio, we see attractive growth and valuation metrics on both an historic and prospective basis as detailed by the price-to-earnings (P/E ratio) and P/E-to-growth rate (PEG ratio) analysis.

Now that the Federal Reserve is proactively lowering interest rates in response to the slowing economy, we are seeing improving fundamentals across most of our industry segments. We look to the three legs of financial analysis (earnings models, cash flow analysis and balance sheet strength) to determine how resilient or vulnerable our portfolio companies are to a protracted downturn. This "stress-test" points to accelerating and sustainable growth in earnings and operating cash flow, and stronger balance sheets than we have seen in the recent past. Our outlook for the year ahead is more favorable for our portfolio ~companies which historically deliver positive returns in a declining interest rate environment than for the overall market.

While we continue to focus on investing in innovative business leaders with sustainable competitive advantages, we are encouraged by recent trends, including:

1) the recent equity market focus on company earnings quality and predictability
2) the changes in technology, globalization, deregulation and demographics that are reshaping how banking, brokerage, insurance and other risk management products and services are developed and distributed
3) the attractive valuation and growth prospects that the Trust's portfolio companies currently exhibit.

--------------------------------------------------
                  TOP TEN HOLDINGS
                      12/31/00

AMERICAN INTERNATIONAL  GROUP, INC.          7.5%
Global insurance and financial services, particularly in the U.S. and Asia.

MBIA INC.                                    6.4%
Financial guaranty and credit
enhancement products worldwide.

CINCINNATI FINANCIAL CORP.                   6.0%
Regional commercial property-
casualty insurance.

BERKSHIRE HATHAWAY, INC.                     5.7%
Financial investment and insurance.

ALLSTATE CORP.                               4.6%
Personal lines property/casualty
insurance provider.

JP MORGAN & CO., INC.                        4.2%
Global finance and private banking.

CHUBB CORP.                                  4.2%
Specialty commercial and personal
insurance.

XL CAPITAL LTD                               4.0%
Specialty commercial insurance and
reinsurance.

AMERICAN GENERAL CORP.                       3.9%
Life, annuity and consumer finance.


AON CORPORATION                              3.9%
Global brokerage, consulting and
specialty insurance.

WHAT ARE SOME OF THE INDUSTRY TRENDS YOU SEE FOR 2001 AND BEYOND?
Over the last two years, we have detailed macro trends reshaping the financial services landscape. We continue to believe that we are still in the early stages of this transformation. We expect to see more merger and acquisition activity as well as increased appreciation for the sustainable growth prospects we see in specialty insurers, fee-based banks and transaction processing leaders.

INSURANCE
Insurers are benefiting from accelerating earnings growth and higher returns on equity. We initiated positions for the Trust in: Ace, IPC Holdings, PartnerRe and Trenwick, all property-casualty specialty reinsurers. We also added AMBAC Financial Group, a financial guaranty insurer, and CIGNA, a managed benefits provider. Among life insurers, we see several firms with asset accumulation expertise and consistent earnings quality and visibility. We added Hartford Financial, MetLife, Nationwide Financial and Presidential Life.

--------------------------------------
   PORTFOLIO COMPOSITION 12/31/00
--------------------------------------

SPECIALTY INSURERS                 19%
PROPERTY & CASUALTY INSURANCE      18%
MULTI-LINE/FINANCIAL SERVICES      18%
LIFE INSURERS                      14%
INSURANCE BROKERS                   9%
BANKS                               6%
CASH                                6%
FINANCIAL TECHNOLOGY/OUTSOURCING    4%
HEALTH INSURERS                     3%
OTHER                               3%

BANKING
We continue to be concerned by the deterioration in loan quality, especially among several regional banks. Therefore, we continue to favor firms with high, recurring fee-based revenue streams and "franchise" characteristics that grow in value over time. Examples include: Citigroup, BankNorth, Firstar, FleetBoston, Marshall & Ilsley and Washington Mutual.

FINANCIAL OUTSOURCING/PROCESSING/INTERMEDIARIES
As financial services become more global in scale and scope, we continue to see firms outsourcing their data-intensive, back-office administration services. In effect, many companies now find that "renting" these services is easier and more cost-effective than building or buying these capabilities in-house. New names include: Bisys Group, Ceridian, Charles Schwab, Concord EFS, Freddie Mac, First Data, State Street and SunGard Data Systems.

CAN YOU UPDATE US ON YOUR INVESTMENT PROCESS?
Our investment philosophy continues to focus on industry leaders with excellent management teams and sustainable competitive advantages in their products, services and/or distribution networks. Our research analysts analyze the shifting trends in strategy, innovation, pricing, margins and capital allocation in order to assess risk-versus-reward tradeoffs in making our buy and sell decisions. We place strong emphasis on recurring revenues, conservative accounting practices, management's ownership of stock and its ability to recruit and retain employees.

Analyzing management strategy and execution ability requires more subjective analysis: we like to visit with senior and junior-level management as frequently as possible, as well as talk to our field contacts in order to ascertain growth prospects and the challenges we expect the company to face going forward. We try to know our companies and their industries better than other investors through a combination of quantitative and qualitative due diligence; our analysts follow up management meetings by developing detailed financial models and competitive analyses that attempt to "stress test" a company's growth prospects and evaluate the risk/reward tradeoff in order to help us determine an appropriate valuation for the stock.

We believe this industry knowledge enables us to anticipate attractive investment entry points in each company's growth cycle, and we expect to see tremendous market share changes among the leaders in the risk management industries over the next one to two years. In the past year, we have added 26 new companies, eliminated six and pared back ten positions significantly. Many of our newer positions leverage one of the following trends: 1) established technology and outsourcing companies positioned to capitalize on the continuing evolution of financial services, 2) insurance companies with strong commercial franchises and above - average earnings visibility and 3) fee-based banks with diversified revenues and less dependence on the interest rate cycle.

As technology, shifting demographics and global convergence change the way financial services are delivered, we have sought to build positions in "value-added innovators" and eliminate or reduce positions in some businesses that are becoming less profitable, commodity players.

We have continued to invest in specialty financial firms with unique and defendable "franchise" characteristics exhibiting a sustainable combination of:


1)  strong market share

2)  high recurring revenue from repeat clients

3)  proprietary distribution

4)  low operating expenses

5)  brand recognition

6)  strong senior and second-tier management

7) potential for operating leverage (the ability to expand margins and grow earnings at a faster rate than revenues.)

We look forward to updating you on the Trusts progress over the coming year, and we appreciate your continued support. Please visit our website
(www.centuryfunds.com) to read more about our investment strategy and to receive updates on the Trust. We welcome your questions by phone or letter.

     Respectfully submitted,

 /s/ Lanny Thorndike

     Lanny Thorndike
     Trustee and Chief Investment Officer

PERFORMANCE OF A $10,000 INVESTMENT

The following charts compare the performance over the past ten years of a hypothetical $10,000 investment in Century Shares Trust, including reinvested dividends and distributions. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The S&P 500 Index is a well known gauge of how large capitalization U.S. equities are doing. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so that it is not directly comparable to an actual investor's results. The Lipper Growth and Income Fund Index tracks the results of 30 large mutual funds that seek growth of capital and income. While these mutual fund's strategies and portfolios differ from each other and from the Trust's, they are real managed investment accounts with all the associated requirements and costs.

CENTURY SHARES TRUST AND LIPPER G&I          CENTURY SHARES TRUST AND S&P 500

            Century                                     Century
Years     Shares Trust    Lipper G&I        Years     Shares Trust     S&P 500
1990       $10,000        $10,000           1990       $10,000        $10,000
1991        13,151         12,775           1991        13,151         13,047
1992        16,700         14,006           1992        16,700         14,041
1993        16,640         16,054           1993        16,640         15,457
1994        15,992         15,987           1994        15,992         15,661
1995        21,626         20,965           1995        21,626         21,546
1996        25,338         25,300           1996        25,338         26,493
1997        38,040         32,099           1997        38,040         35,331
1998        40,701         36,458           1998        40,701         45,428
1999        35,661         40,782           1999        35,661         54,984
2000        49,944         40,942           2000        49,011         49,978

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of dividend and capital gain distributions. After January 31, 2001 the Trust will deduct a short term trading fee of 1% from a redemption if you sell your shares after holding them less than 180 days. Achievement of objectives cannot be assured; however, the Trust's management seeks to reduce risks and to provide rewarding results through diversification and careful supervision of investments. The illustrations throughout this report do not take into account income taxes that a shareholder might have to pay on distributions received or upon sale of the investment.

Regarding the indexes cited in this annual report:
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged equities regarded by many investors to be representative of the stock market in general.
o The Lipper Growth and Income Fund Index (Lipper G&I) tracks the results of 30 large mutual funds that seek growth of capital and income. Those funds are managed investment accounts with all the associated requirements and costs.
o   These indexes are not available for investment.

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2000

COMMON STOCKS:  INSURANCE COMPANIES - 78.2%

     SHARES                                                            VALUE
     ------                                                        ------------
      10,000      ACE Limited....................................  $    424,375
     200,000      AFLAC, Inc.....................................    14,437,500
     416,394      Allstate Corp..................................    18,139,164
      50,000      Ambac Financial Group, Inc.....................     2,915,625
     190,000      American General Corp..........................    15,485,000
     298,996      American International Group, Inc..............    29,469,793
     450,000      Aon Corp.......................................    15,412,500
         315      Berkshire Hathaway, Inc. CL A..................    22,365,000
     190,000      The Chubb Corp.................................    16,435,000
      45,000      CIGNA~Corp.....................................     5,953,500
     598,000      Cincinnati Financial Corp......................    23,658,375
     103,400      Everest Re Group Ltd...........................     7,406,025
     115,600      Gallagher (Arthur J.)~& Co.....................     7,355,050
      25,000      Hartford Financial Services Corp...............     1,765,625
     225,000      HCC~Insurance Holdings, Inc....................     6,060,938
     100,000      IPC~Holdings, Ltd..............................     2,100,000
     120,000      Marsh & McLennan Cos., Inc.....................    14,040,000
     340,000      MBIA, Inc......................................    25,202,500
      98,900      Mercury General Corp...........................     4,339,237
      35,000      MetLife, Inc...................................     1,225,000
     205,000      Mutual Risk Management Ltd.....................     3,113,437
      47,000      Nationwide Financial Services, Inc.............     2,232,500
      90,500      Ohio Casualty Corp.............................       905,000
      35,000      PartnerRe Ltd..................................     2,135,000
      10,000      Presidential Life Corp.........................       149,375
     140,000      The Progressive Corp...........................    14,507,500
     300,000      Protective Life Corp...........................     9,675,000
     183,400      RenaissanceRe Holdings Ltd.....................    14,362,513
     131,500      SAFECO Corp....................................     4,323,062
     190,000      The St. Paul Companies, Inc....................    10,319,375
     378,300      Torchmark Corp.................................    14,540,906
      10,000      Trenwick Group Ltd.............................       248,125
     120,000      UnitedHealth Group, Inc........................     7,365,000
      82,600      UNUMProvident Corp.............................     2,219,875
      44,808      Waddell & Reed Financial, Inc. CL A............     1,685,901
      72,858      Waddell & Reed Financial, Inc. CL B............     2,732,175
     180,000      XL Capital Ltd. CL A...........................    15,727,500
                                                                   ------------
                                                                    340,432,451
                                                                   ------------

COMMON STOCKS:  BANKING AND OTHER FINANCIAL INSTITUTIONS - 9.0%
     135,000      Bank of New York Co............................     7,450,312
      20,000      Banknorth Group, Inc...........................       398,750
      30,000      Chase Manhattan Corp...........................     1,363,125
      98,335      Citigroup, Inc.................................     5,021,231
      50,000      Firstar Corp...................................     1,162,500
     155,000      FleetBoston Financial Corp.....................     5,822,188
      20,000      Marshall & Ilsley Corp.........................     1,016,600
     100,000      J.P. Morgan &~Co., Inc.........................    16,550,000
      10,000      Washington Mutual, Inc.........................       530,625
                                                                   ------------
                                                                     39,315,331
                                                                   ------------

COMMON STOCKS: OUTSOURCING AND OTHER FINANCIAL INSTITUTIONS - 3.0%
      20,000      Bisys Group, Inc...............................     1,042,500
      10,000      Ceridian Corp..................................       199,375
      10,000      Charles Schwab Corp............................       283,750
      20,000      Concord EFS, Inc...............................       878,750
      50,000      Federal Home Loan Mortgage Corp................     3,443,750
      10,000      First Data Corp................................       526,875
      95,000      Fiserv, Inc....................................     4,506,563
      10,000      Intuit, Inc....................................       394,375
       5,000      State Street Corp..............................       621,050
      20,000      SunGard Data Systems, Inc......................       942,500
                                                                   ------------
                                                                     12,839,488
                                                                   ------------

TOTAL INVESTMENTS IN COMMON STOCKS - 90.2%
      (Identified Cost, $122,616,725)............................   392,587,270
                                                                   ------------

CASH EQUIVALENTS - 9.8%
Face Amount
-----------
 $42,611,000      State Street Bank and Trust Eurodollar
                  Time Deposit, at cost approximating value,
                  maturity 01/02/01..............................    42,611,000

Total Investments  and Time Deposits - 100%
  (Identified cost, $165,227,725)................................  $435,198,270
                                                                   ============

                       See notes to financial statements.

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2000
--------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note 1A)
   (Identified cost, $165,227,725)............................   $ 435,198,270
Cash..........................................................             983
Dividends and interest receivable.............................         512,841
Receivable for investments sold...............................       2,291,917
Receivable for Trust shares sold..............................         836,750
Prepaid expenses..............................................           8,279
                                                                 -------------
        Total Assets..........................................     438,849,040

LIABILITIES:
Payable for Trust shares repurchased............  $  1,137,973
Payable for investments purchased...............    11,914,452
Distribution payable............................     7,923,417
Accrued investment adviser fee (Note 5).........       212,067
Accrued expenses and other liabilities..........        63,153
                                                  ------------
        Total liabilities........................................   21,251,062
                                                                 -------------
NET ASSETS  (Note 3).............................................$ 417,597,978
                                                                 =============

Per share net asset value, offering price and
    redemption price ($417,597,978 / 9,717,753
    shares of $1.00 par value capital stock
    outstanding) (Note 2).....................................   $       42.97
                                                                 =============

STATEMENT OF OPERATIONS - YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends..............................................    $   5,400,838
      Interest...............................................          766,628
                                                                 -------------
           Total Income......................................        6,167,466

     Expenses:
      Investment adviser fee (Note 5)..........  $  2,191,129
      Non-interested trustees' remuneration....       108,091
      Transfer agent...........................       172,867
      Custodian................................        51,961
      Insurance................................        19,516
      Professional fees........................        85,083
      Registration costs.......................        22,685
      Printing and other.......................        75,049
                                                 ------------
           Total expenses.....................................       2,726,381
                                                                 -------------
                Net investment income.........................       3,441,085
                                                                 -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from investment transactions................      38,100,228
Increase in unrealized appreciation on investments............      62,799,598
                                                                 -------------
                Net realized and unrealized gain
                  on investments..............................     100,899,826
                                                                 -------------
Net increase in net assets resulting from operations..........   $ 104,340,911
                                                                 =============

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                              --------------------------------
                                                                                    2000              1999
                                                                              -------------       ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
     Net investment income..................................................  $   3,441,085       $  3,637,707
     Net realized gain on investment transactions...........................     38,100,228         44,149,086
     Increase (Decrease) in net unrealized appreciation of investments......     62,799,598       (95,998,695)
                                                                              -------------       ------------
           Net increase (decrease) in net assets resulting from operations..    104,340,911       (48,211,902)
     Net equalization (Note 1C).............................................         30,321           (68,842)
     Distributions to shareholders from:
           Net investment income............................................    (3,369,724)        (3,326,274)
           In excess of net investment income...............................        --               (122,364)
           Realized gain from investment transactions.......................   (34,078,662)       (35,324,476)
     Trust share transactions - net (Note 2)................................     41,030,868       (18,430,813)
                                                                              -------------       ------------
           Total increase (decrease)........................................    107,953,714       (105,484,671)
NET ASSETS:
At beginning of year........................................................    309,644,264        415,128,935
                                                                              -------------       ------------
At end of year  (including accumulated distributions in excess of net
  investment income of $349,954 and $380,276, respectively).................  $ 417,597,978       $309,644,264
                                                                              =============       ============

Financial Highlights
--------------------------------------------------------------------------------

                                                                                          Year Ended December 31,
                                                                       -----------------------------------------------------------
                                                                        2000          1999       1998          1997          1996
                                                                       ------        ------     ------        ------        ------
Net asset value, beginning of year                                     $34.32        $44.66     $44.66        $31.30        $28.07
                                                                       ------        ------     ------        ------        ------
Income from Investment Operations:
        Net investment income                                          $ 0.39        $ 0.42     $ 0.41        $ 0.39        $ 0.46
        Net realized and unrealized gain (loss) on investments          12.39         (6.05)      2.71         15.25          4.34
                                                                       ------        ------     ------        ------        ------
        Total income (loss) from investment operations                 $12.78        $(5.63)    $ 3.12        $15.64        $ 4.80
                                                                       ------        ------     ------        ------        ------

Less Distributions From:
        Net investment income                                          $(0.38)       $(0.40)    $(0.40)       $(0.38)       $(0.46)
        In excess of net investment income                                 --         (0.01)        --            --            --
        Net realized gain on investment transactions                    (3.75)        (4.30)     (2.72)        (1.90)        (1.11)
                                                                       ------        ------     ------        ------        ------
        Total distributions                                            $(4.13)       $(4.71)    $(3.12)       $(2.28)       $(1.57)
                                                                       ------        ------     ------        ------        ------
Net asset value, end of year                                           $42.97        $34.32     $44.66        $44.66        $31.30
                                                                       ======        ======     ======        ======        ======

Total Return                                                            37.4%        (12.4%)      7.0%         50.1%         17.2%

Ratios/Supplemental Data:
        Net assets, end of year (000 omitted)                        $417,598      $309,644   $415,129      $414,576      $270,781
        Ratio of expenses to average net assets                         0.83%         0.82%      0.78%         0.82%         0.87%
        Ratio of net investment income to average net assets            1.05%         1.00%      0.88%         1.04%         1.58%
Portfolio Turnover Rate                                                   17%           11%         6%            6%            3%

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date. During the year ended December 31, 2000, $3,493,030 was reclassed from accumulated distributions in excess of net investment income and accumulated undistributed net realized gain on investment transactions to capital paid-in due to differences between book and tax accounting for equalization. This change had no affect on the net assets or net asset value per share.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust. Actual results could differ from those estimates.

(2) TRUST SHARES -- At December 31, 2000, 9,717,753 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited. Transactions in Trust shares were as follows:

                                                    YEAR ENDED                YEAR ENDED
                                                 DECEMBER 31, 2000         DECEMBER 31, 1999
                                              SHARES         AMOUNT       SHARES        AMOUNT
                                              ------         ------       ------        ------
Sold ....................................    4,829,988   $ 188,654,928   1,190,034   $ 48,808,793
Issued to shareholders in reinvestment of
  distributions from:
   Net investment income ................       61,694       2,366,867      61,653      2,368,084
   Realized gain on investment
     transactions .......................      620,583      26,683,527     816,478     27,254,035
                                            ----------   -------------  ----------   ------------
                                             5,512,265     217,705,322   2,068,165     78,430,912
Repurchased                                 (4,817,893)   (176,674,454) (2,340,143)   (96,861,725)
                                            ----------   -------------  ----------   ------------
   Net increase (decrease)                     694,372   $  41,030,868    (271,978)  $(18,430,813)
                                            ==========   =============  ==========   ============
(3) SOURCES OF NET ASSETS -- At
    December 31, 2000, net assets
    consisted of:
    Capital paid-in .....................                                            $147,977,387
    Accumulated distributions in excess
      of net investment income                                                           (349,954)
    Accumulated undistributed net
      realized gain on investment
      transactions ......................                                                  --
    Unrealized appreciation in value of
      investments .......................                                             269,970,545
                                                                                     ------------
         Net assets applicable to
           outstanding capital stock ....                                            $417,597,978
                                                                                     ============


(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $54,026,918 and $70,782,413 respectively, during the year ended December 31, 2000. At December 31, 2000, the cost of investments for federal tax purposes was $165,227,725. Net unrealized appreciation for all securities at that date was $269,970,545. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $270,896,999 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $876,454.

5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. For the year ended December 31, 2000, the fee amounted to $2,191,129. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities of Century Shares Trust (the "Trust"), including the portfolio of investments, as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Century Shares Trust at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
January 29,  20011

FEDERAL INCOME TAX INFORMATION
 The federal tax status of distributions per share in 2000 is as follows:

                                                   TAXABLE AS
                                TAXABLE AS        CAPITAL GAIN
        DATE PAID               DIVIDENDS       (SEE NOTE BELOW)
        ---------               ---------       ----------------
        June 24, 2000             $.19
        December 29, 2000          .19
        December 29, 2000                            $3.75
                                  ----               -----
             Total                $.38               $3.75
                                  ====               =====

An amount equal to $.38 per share of the dividends listed above will qualify for the dividends received deduction for corporate shareholders provided by the Internal Revenue Code. The capital gain distribution of $3.75 per share is taxable in 2000 as a long-term capital gain, whether received in cash or shares and irrespective of the period shareholders may have held shares of the Trust. Please consult your tax advisor with questions you may have regarding the application of this information to your tax return.

                         -----------------------------

Capital gain distributions since 1952 have been paid, at the option of each shareholder, either in cash or shares of the Trust. The amount of such distributions and tax basis of shares issued are shown below.

Federal Tax Basis of Shares Issued in Payment of Capital Gain Distributions

                        PER SHARE(a)
               ------------------------------
                 AMOUNT OF        TAX COST
               CAPITAL GAIN       BASIS OF
               DISTRIBUTION     SHARES ISSUED
               ------------     -------------
1952            $  .04 1/3      $  5.25 1/3
1953                --               --
1954               .08 1/3          5.62
1955               .20 2/3         7.91 2/3
1956               .27 1/3         8.29 1/3
1957                .26            7.32 2/3
1958                .21            6.85 1/3
1959               .16 1/3         9.35 2/3
1960                .26             9.34
1961                .41             9.58
1962                .46            13.35
1963                .15            13.20
1964                .23            15.49
1965                .30            14.89
1966                .37            13.67
1967                .30            11.09
1968                .30             9.67
1969                .38            12.42
1970                .35            11.05
1971                .30            11.77
1972                .35            13.72
1973                .54            15.94
1974                .51            12.85
1975                .29             8.32
1976                --               --
1977                .30            11.62
1978                .60            10.41
1979                .79            10.40
1980                .96            11.06
1981                .70            10.64
1982                .49            11.70
1983                .45            11.71
1984                .91            12.69
1985                .91            13.04
1986(1-2-86)        .71            17.43
1986(12-30-86)      .40            18.25
1987               1.61            14.75
1988               1.90            14.58
1989                .71            18.73
1990                .58            16.72
1991                .57            20.91
1992                .56            25.72
1993               1.10            24.04
1994                .88            21.77
1995                .92            28.07
1996               1.11            31.72
1997               1.90            44.41
1998               2.72            44.60
1999               4.30            33.38
2000               3.75            42.97
                 ------
Total since 1952 $36.57

(a)  Adjusted for the 3 for 1 stock split on March 9, 1959

                            ------------------------

This annual report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.

THE CENTURY ADVANTAGE

Century Capital Management's team of industry professionals with expertise in analyzing risk-based businesses, proprietary research, and industry presence position us to capitalize on change.

DEVELOPING AND LEVERAGING AN INFORMATION  ADVANTAGE
Our investment professionals have an average of more than 15 years' experience working and investing in the financial ~services, insurance, and health care industries. Bringing this depth and diversity of backgrounds together yields valuable ~perspectives in the investment process. One shared perspective is that the industries in which we specialize are growing, evolving, and converging. Much like "seeing the forest from the trees," we evaluate investment opportunities in insurance, banking, health care, and technology within a larger context - the "services supersector".

FOCUS
Century Capital Management's investment business is built around a focus within specific industries where collective ~expertise adds value. Century Capital Management pursues opportunities that hold unusual long-term growth potential for our investors.

HISTORY
Century Shares Trust, one of the oldest mutual funds in America, traces its origins back to 1928. Today the Trust's advisor Century Capital Management, maintains the same growth and income mandate and focus on risk management businesses laid out over 70 years ago in the Trust's initial prospectus. When it comes to investing, history and consistency matter.

SERVICE
Service to shareholders is of utmost importance. You will find our professional staff responsive and resourceful. Please call us if you have any questions (800-303-1928). In addition, please visit our website at www.centuryfunds.com.

[logo]
CENTURY FUNDS
One Liberty Square
Boston, Massachusetts 02109


CST AR30
Feb. 2001